SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     N/A

                              Heilig-Meyers Company
             (Exact name of registrant as specified in its charter)


                                    Virginia
                 (State or other jurisdiction of incorporation)


         1-8484                                           54-0558861
(Commission file number)                       (IRS Employer Identification No.)


 2235 Staples Mill Road, Richmond, Virginia              23230
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code  (804) 359-9171


          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On September 17, 1996, Heilig-Meyers Company ("Heilig-Meyers") executed an Agreement and Plan of Merger, dated as of September 17, 1996 (the "Merger Agreement") among Rhodes, Inc., Heilig-Meyers and HM Merger Subsidiary, Inc., a wholly owned subsidiary of Heilig-Meyers ("Merger Sub"), pursuant to which, among other things, (i) Merger Sub will merge with and into Rhodes, (ii) Rhodes will be the surviving corporation in the merger and become a wholly owned subsidiary of Heilig-Meyers, and (iii) each shareholder of Rhodes will be entitled to receive 0.5 shares of Heilig-Meyers common stock in exchange for one share of Rhodes common stock. The merger is subject to certain conditions, including approval by Rhodes shareholders.

         In connection with the signing of the Merger Agreement, WPS Investors, L.P., Green Capital Investors, L.P., and Heilig-Meyers, owners of an aggregate of 2,918,404 shares or 31.83% of the outstanding shares of common stock of Rhodes, entered into a Voting Agreement, dated as of September 17, 1996 (the "Voting Agreement"), pursuant to which such parties agreed to vote their respective shares of Rhodes common stock in favor of adoption of the Merger
Agreement and against any Acquisition Proposal (as defined in the Merger Agreement). The Voting Agreement terminates in the event the Merger Agreement terminates.

         For further information concerning the Merger, the Merger Agreement and the Voting Agreement, see Exhibits 2, 99.1 and 99.2 hereto, which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (C)      Exhibits

                  The following exhibits are filed as a part of this report.

                  Exhibit 2     -   Agreement  and Plan of  Merger,  dated as of
                                    September  17,  1996,  among  Rhodes,  Inc.,
                                    Heilig-Meyers    Company   and   HM   Merger
                                    Subsidiary, Inc.

                  Exhibit 99.1  -   Press Release dated September 17, 1996.

                  Exhibit 99.2  -   Voting Agreement,  dated as of September 17,
                                    1996,  among  WPS  Investors,   L.P.,  Green
                                    Capital  Investors,  L.P. and  Heilig-Meyers
                                    Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HEILIG-MEYERS COMPANY


                                  By: /s/ Joseph R. Jenkins
                                     Joseph R. Jenkins
                                      Executive Vice President and
                                     Chief Financial Officer





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                                Index to Exhibits


Exhibit  Number and Description

    2 Agreement and Plan of Merger, dated as of September 17, 1996, among Rhodes, Inc., Heilig-Meyers Company and HM Merger Subsidiary, Inc. Heilig-Meyers agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

 99.1             Press Release dated September 17, 1996.

 99.2             Voting Agreement, dated as of September 17,
                  1996, among WPS Investors, L.P., Green
                  Capital Investors, L.P. and Heilig-Meyers
                  Company.